UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2013

SELECT COMFORT CORPORATION
(Exact name of registrant as specified in its charter)
Minnesota
(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

9800 59th Avenue North, Minneapolis, Minnesota 55442
(Address of principal executive offices)     (Zip Code)

(763) 551-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS.
On May 14, 2013, our shareholders approved an amendment to the Select Comfort Corporation Amended and Restated 2010 Omnibus Incentive Plan (the “2010 Plan”) to increase the number of shares reserved for issuance under the 2010 Plan by 4,500,000 shares. The 2010 Plan was originally approved by our shareholders on May 19, 2010. The 2010 Plan was amended and restated on March 14, 2013. The 2010 Plan permits the Management Development and Compensation Committee of our Board of Directors, or a subcommittee thereof, to grant to eligible employees, directors and consultants of the company non-statutory and incentive stock options, stock appreciation rights (also known as SARs), restricted stock awards, restricted stock units, performance awards, annual performance cash awards, non-employee director awards, other cash-based awards and other stock-based awards. This summary of the 2010 Plan is qualified in its entirety by reference to the full text of the 2010 Plan, a copy of which is attached as Exhibit 10.1 and incorporated by reference herein. A more detailed description of the 2010 Plan can also be found in our proxy statement for the 2013 Annual Meeting of Shareholders, which was filed the Securities and Exchange Commission on April 4, 2013.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Select Comfort Corporation held its Annual Meeting of Shareholders on May 14, 2013.
At the meeting, 92.1% of the outstanding shares of our common stock were represented in person or by proxy. The first proposal voted upon was the election of three Directors for a term of three years expiring at the 2016 Annual Meeting. The three individuals nominated by our Board of Directors received the following votes and were elected:

Nominees	For	Against	Abstain	Broker Non-Votes
Michael J. Harrison	45,928,246	331,761	46,400	4,982,531
Shelly R. Ibach	45,127,088	1,160,418	18,901	4,982,531
David T. Kollat	45,039,753	1,220,275	46,379	4,982,531

The second proposal was to approve an amendment to the Select Comfort Corporation Amended and Restated 2010 Omnibus Incentive Plan. The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-Votes
36,098,790	10,191,785	15,832	4,982,531

The third proposal was to approve, on an advisory basis, the compensation of the Company's executive officers as outlined in the proxy statement. The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-Votes
45,293,351	911,246	101,810	4,982,531

The fourth proposal was the ratification of the appointment of Deloitte & Touche LLP as the company's independent registered public accounting firm for the 2013 fiscal year ending December 28, 2013. The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-Votes
50,719,581	515,900	53,457	—

ITEM 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

10.1	Select Comfort Corporation Amended and Restated 2010 Omnibus Incentive Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION
(Registrant)

Dated: May 15, 2013	By: /s/ Mark A. Kimball
Mark A. Kimball
Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.    Description

10.1 Select Comfort Corporation Amended and Restated 2010 Omnibus Incentive Plan

5